INVESTOR HANDOUT NOVEMBER 2019 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on October 24, 2019, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors. Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 59 years of shareholder dividend increases
  - Common stocks are approximately 37% of investment portfolio
  - 30 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$103
$114
$115
$122
$115
$126
$161
$129
$147
$164
$157
$176
$175
$150
$170
$260
$185
$206
2014
2015
2016
2017
2018
YTD 10-31-19

* $100 invested on December 31, 2013, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

2

LONG-TERM VALUE CREATION

- Targeting average Value Creation Ratio of 10% to 13% over the next five-year period
  - Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value
  - VCR for 2014 through 2018 averaged 10.7%

- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS

MEASURED BY VALUE CREATION RATIO



Target for the next five-year period: Annual VCR averaging 10% to 13%
Value Creation Ratio
23%
20%
17%
14%
11%
8%
5%
2%
-1%
-4%
-7%
Total Shareholder Return
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
2014
2015
2016
2017
2018
Actual VCR:
12.6%
3.4%
14.5%
22.9%
(0.1)%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

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3

PERFORMANCE TARGETS & TRENDS • 22.8% VCR for YTD 09-30-19 is exceeding target: 10% to 13% annual average over the next five-year period • 6.3% contribution from non-GAAP operating income, 16.6% contribution from investment portfolio net gains and losses (negative 0.1% net point contribution from other items) • Related performance drivers at YTD 9-30-19 consistent with long-term targets: • 9% growth in P&C net written premiums vs. 1% YTD 6-30-19 estimated for the industry • 94.6% combined ratio, better than 95% to 100% long-term target range • 4% investment income growth, despite bond yield below year-end 2018 portfolio average • Ranked #1 or #2 in ~two-thirds of agencies appointed 5+ years • Improving through strategic profitability & growth initiatives STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 09-30-19, no municipal exposure exceeded 0.2% • 37.0% of investment portfolio in common stocks to grow book value • No single security exceeded 5.0% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 8.1% debt-to-total-capital at 9-30-19 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4

MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Staff specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • Addressing auto profitability with rate adequacy and risk selection/loss control initiatives • Strategic investments with modest short-term effects on expense ratios • Headquarters staff additions include high net worth and reinsurance assumed initiatives • 30% increase in field staff since the end of 2013, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 167 appointed in 2018, including 69 for personal lines only, writing an estimated $6 billion in aggregate of annual property casualty premiums from all carriers they represent • 88 appointed YTD 9-30-19 marketing most or all lines, 58 personal lines only • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $400M in HNW approximate annualized premiums at 9-30-19, up from $310M at year-end 2018 • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati ReSM to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.SM acquisition expected to produce profitable premium growth over time • 9% growth in YTD 9-30-19 P&C net written premiums • Commercial lines up 4%, personal lines up 4% (HNW up 30%), E&S up 21%, Cincinnati Re up 48% • Cincinnati Global contributed 3 percentage points to overall growth percentage • Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate • Term life insurance earned premiums up 9% Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5

SELECT GROUP OF AGENCIES IN 44 STATES 1,795 agency relationships with 2,445 locations (as of September 30, 2019) Our Commercial Top Five = 38% Ohio, Illinois, Pennsylvania, Indiana, North Carolina Our Personal Top Five = 49% Ohio, Georgia, Michigan, North Carolina, Indiana Market Share Top Five P&C Market Share: Ohio: 4.4% 1% and higher Indiana: 2.4% Less than 1% Montana: 2.4% Vermont: 2.4% Inactive states Kentucky: 2.3% Headquarters Based on 2018 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES ► Cincinnati’s share of $66 billion total* premiums (including approximately $4 billion E&S) produced by currently appointed agencies is approximately 8%. Market share per agency reporting location by year appointed Based on 2018 standard market P&C agency written premiums (Excludes excess and surplus lines) 13.8% 6.6% 2.0% 0.7% 1 year or less 2-5 years 6-10 years 10 years or more ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 52% since the end of 2009 ─ Agencies appointed during 2014-18 produce $28 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6

ACQUISITION OF CINCINNATI GLOBAL UNDERWRITING EXPANDS MARKET REACH, DEPLOYS MORE CAPITAL, FURTHER DIVERSIFIES EARNINGS • Expected to be accretive to earnings in 2019 • Assuming a combined ratio of 98% or better for Cincinnati Global business • $209 million* in 2018 gross written premiums, with mix of: • 61% property (direct & facultative) focused on global medium-to-large commercial risks • 34% property (binder) focused on North American commercial property & homeowner • 5% aviation, mostly smaller airlines and some general aviation, generally no U.S. risks • Supports agency-centered strategy with insurance solutions for accounts requiring specialization through Lloyd’s • Reduced execution risk as Cincinnati Global management remains intact • Modeled Probable Maximum Loss (PML) estimates increase enterprise PML by approximately 17% (additional exposure of $50 million to $60 million for a 1-in-250 year event) * Assumes an exchange rate of 1.3 U.S. dollars per GBP, and a share of approximately 91% of Syndicate revenues and profit as “Names” currently provide approximately 9% of capital THIRD-QUARTER 2019 HIGHLIGHTS • EPS of $1.49 per share vs. $3.38 per share in 3Q18 • Non-GAAP operating income rose 31% to $179 million • $285 million ($1.72 per share) decrease in EPS from the change in unrealized gains and losses of equity securities still held • Investment income rose 5% • Dividend income was up 11%, interest income was down 1% • Property casualty net written premiums grew 8% • Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial and E&S up low-single-digits • Combined ratio of 94.2%, 2.6 points better than 3Q18 • 3Q19 improvement included 4.4 points from lower catastrophe losses, improvement occurred for several major lines of business (before catastrophe effects) Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7

CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $5.2 billion 2018 premiums: 61% Commercial 26% Personal 5% Excess & Surplus 5% Life 3% Cincinnati Re • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 59 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 5.6% increase in 2018 ordinary dividends paid • Yield is attractive, 2.0% in early-November 2019 Appendix Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth Trends & Business Mix Investment Portfolio Management & Performance Reinsurance Ceded Program & Financial Strength Ratings Valuation Comparison to Peers Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8

INCOME AND SHAREHOLDER DIVIDENDS Per share basis $8.00 2017 net income 2018 net income $7.00 included $2.98 benefit included $2.44 net from net deferred investment loss income tax liability while 2017 $6.00 revaluation due to included $0.89 net U.S. tax reform investment gain $5.00 $4.00 $3.00 $2.00 $1.00 $0.00 2014 2015 2016 2017 2018 9 mos 18 9 mos 19 Non-GAAP Operating Income Net Income Ordinary dividends declared STRONG OPERATING CASH FLOW CONTRIBUTED TO $443M OF YTD 9-30-19 NET PURCHASES IN INVESTMENT PORTFOLIO (In millions) Decrease in 2017 reflects $102M increase in $1,200 catastrophe losses paid $54M increase in 2019 $1,100 despite $114M more in catastrophe losses paid $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 2014 2015 2016 2017 2018 9 mos 18 9 mos 19 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9

CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 120% 73% average payout for 2009 through 2018 (net income basis) 100% 80% 60% 40% 20% 0% 2009 2010 2011* 2012 2013 2014 2015 2016 2017** 2018 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 30 CONSECUTIVE YEARS

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



(In millions)
Reserve range at 12-31-18
Low end $5,037
High end $5,481
Carried at 84th percentile
$4,156
$4,379
$4,737
$5,032
$5,408
Calendar year development (Favorable)
($98)
($184)
($168)
($119)
($167)
2014
2015
2016
2017
2018

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS

Commercial auto 1st half 2019 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



Average renewal price change
12%
8%
4%
0%
Policy retention
89%
87%
85%
83%
81%
79%
77%
75%
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

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11

COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-18 60.5% 60% 60.0% 55.7% 55% 52.0% 53.0% 55.0% 50.6% 51.3% 51.1% 51.1% 49.1% IBNR portion for AY18 was 50% 47.6% “picked” 2.3 points higher 50.0% than AY17 at 12 months 45% 47.5% 45.0% 45.9% 45.8% 45.1% 40% 40.0% 35% AY15 paid ratio at 48 months returned 35.0% 31.9% 36.5% 36.0% 30.3% to more typical level, reversing upward 29.9% 29.3% 30.6% 28.4% direction of AY14 at 48 months 30% 27.1% 30.0% 28.4% 25% 22.9% 22.1% 25.0% 21.2% 21.0% 21.7% 19.8% 18.6% 18.3% 20% 21.7% 20.0% 15% 13.3% 13.1% 15.0% 11.5% 12.0% 11.4% 10.6% 10.5% 10.3% 10.7% 10% 11.4% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement Points Measurement at Various Paid for Ratio = Lines 4.1% 0% 0.0% Premiums Earned to Ratio ALAE & Loss Ultimate = Estimated Bars 2009 2010 2011 2012 2013 2014 2015 '16@36mo '17@24mo '18@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 9-30-19 59.6% 60.0% 60% 53.8% 55.0% 55% 53.0% 51.9% 51.8% 50.8% 48.8% 49.8% 50% 50.0% 45.7% 45% 45.0% 40.0% 40% 37.6% 37.4% 37.6% @57mo 36.9% 36.0% 35.0% 35% 33.4% 35.0% 31.9% 30.3% 30.6% 29.9% 29.3% 30% 27.1% 28.4% 29.0% 30.0% @45mo 25.0% 25% 22.9% 22.1% 21.2% 21.0% 21.7% 19.8% 20% 18.6% 18.3% 19.1% 20.0% @33mo 15% 13.3% 13.1% 15.0% 11.5% 12.0% 11.4% 10.6% 10.5% 10.3% 10.7% 10.8% 10% @21mo 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement Points Measurement at Various Paid for Ratio = Lines 0% 0.0% Premiums Earned to Ratio ALAE & Loss Ultimate = Estimated Bars 2009 2010 2011 2012 2013 2014 2015 '16@45mo '17@33mo '18@21mo Total Loss & ALAE Paid 60 mo Paid 48 mo Paid 36 mo Paid 24 mo Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12

OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.7 POINTS BETTER Statutory combined ratio Industry data excludes mortgage and financial guaranty 105% 100% 95% 90% 85% 80% 75% 70% 65% 2014 2015 2016 2017 2018 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-18: 5-year = 6.2%, 10-year = 6.8% PREMIUM GROWTH VS. INDUSTRY 5.3% 5-YEAR CAGR EXCEEDED INDUSTRY’S 4.8% Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates 8.0% 6.0% 4.0% 2.0% 0.0% 2014 2015 2016 2017 2018 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2018 NET EARNED PREMIUMS



Consolidated
$5.170 Billion
Commercial Lines 61%
E&S Lines 5%
Life 5%
Cincinnati Re 3%
Personal Lines 26%
Property Casualty
$4.920 Billion
Excess & Surplus 5%
Cincinnati Re 3%
Homeowner 11%
Personal Auto 12%
Other Commercial 5%
Workers' Compensation 7%
Other Personal 3%
Commercial Auto 14%
Commercial Casualty 21%
Commercial Property 19%

Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 25% >$100,000; 84% HO accounts include auto

ADDITIONAL AGENCY STATISTICS

- 27% of 2,344 year-end 2018 reporting locations include:
  - 11% private equity, 9% national brokers, 7% banks
  - Percentages have approximately doubled in five years
- 2018 premium contribution (standard lines market)
  - 15% private equity-owned agencies 7% bank owned
  - 9% national brokers 69% privately owned or regional/cluster agencies
- 3.9% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, Brown & Brown, BroadStreet Partners, HUB, Marsh & McLennan, PayneWest, USI
- 63 locations acquired during 2018, including:
  - 18 by a private equity firm, 18 by a regional or national broker, 10 by a bank, 14 by another Cincinnati agency, 3 by a non-Cincinnati agency

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14

INVESTMENT INCOME 4% GROWTH FOR YTD 9-30-19: DIVIDENDS UP 11%, INTEREST FLAT (PRETAX) (In millions) $625 $600 $575 $550 $525 $500 $475 $450 $425 2014 2015 2016 2017 2018 Pretax bond yield: 4.76% 4.70% 4.60% 4.42% 4.25% (Bonds at amortized cost) Pretax book yield for bonds acquired in 2018: 4.38% Pretax book yield as of 12-31-18 for bonds maturing in 2019=5.92%, 2020=4.75%, 2021=4.40% Portion of bond portfolio maturing: 5.5% in 2019, 5.4% in 2020, 7.1% in 2021, 14.8% in 2022-23 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION $18.8 billion fair value at September 30, 2019 (in billions) Tax-Exempt Fixed Maturities $4.073 Taxable Fixed Maturities Common Equities $7.527 $6.956 Preferred Equities $0.220 Investment leverage: 203% at September 30, 2019 Bond portfolio fair value exceeds insurance reserves liability by 31% Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

September 30, 2019

Sector	CFC	S&P 500 Weightings
Information technology	**22.7%**	21.9%
Financial	**15.7**	12.9
Industrials	**12.5**	9.4
Healthcare	**11.7**	13.7
Consumer discretionary	**10.8**	10.1
Energy	**6.5**	4.5
Consumer staples	**6.3**	7.6
Materials	**5.0**	2.7
Telecomm services	**3.5**	10.4
Utilities	**2.7**	3.6
Real estate	**2.6**	3.2

Portfolio Highlights at 9-30-19

- Microsoft is largest holding
  - 5.0% of publicly traded common stock portfolio
  - 1.9% of total investment portfolio
  - Next four largest holdings, totaling 14.5% of publicly traded common stock portfolio:
    Apple, JPMorgan Chase, CME Group and Accenture
- 9mos19 preferred & common stock dividends up 11%
- Appreciated value from cost totaled $3.6 billion (pretax)
- Annual portfolio returns: (2018 & 2017) (3.3)% & 21.0% [S&P 500: (4.2)% & 21.8%]

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$11.6 BILLION AT SEPTEMBER 30, 2019

- Credit risk – A3/A average rating
  - 86.0% are rated investment grade, 2.5% are noninvestment grade, 11.5% are unrated
- Interest rate risk
  - 4.8 years effective duration, 7.7 years weighted average maturity
  - Generally laddered maturity structure
    - 18% of year-end 2018 portfolio matures by the end of 2021, 33% by 2023, 67% by 2028
  - With 37.0% of the investment portfolio invested in common stocks at 9-30-19, we estimated shareholders' equity would decline 4.8% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,450 issuers
    - $4.073 billion with an average rating of Aa2/AA by Moody's and S&P Global

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16

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

Major Treaties
(Estimated 2019 ceded premiums)

Property catastrophe
($43 million)
- Treaty has one reinstatement provision
- Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)

Property per risk & $50 million property excess treaties
($30 million)

Casualty per occurrence
($12 million)

Casualty excess treaties
($3 million for two treaties combined)

Coverage & Retention Summary
(As of January 1, 2019)

For a single event:
- Retain 100% of first $100 million in losses
- Retain 5.0% at $100-600 million
- Max exposure for $600M event = $125 million
  - PML – combined for direct business plus Cincinnati Re
    1-in-100 year event = 2.7% 1-in-250 year = 4.3%
    (% of shareholders' equity at 12-31-18)

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-100 million
- Facultative reinsurance for >$100 million

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-25 million
- Facultative reinsurance for >$25 million

Workers' comp, extra-contractual & clash coverage:
- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

AGGREGATE EXCESS OF LOSS CATASTROPHE TREATY

RENEWED FOR ONE YEAR EFFECTIVE 7-1-19

Summary of Coverage Limits	Summary of Retention
• $50 million per occurrence for combinations of business written on a direct basis and by Cincinnati Re	• Retain first $125 million of each loss
• $8 million for catastrophe events affecting only Cincinnati Re, subject to certain deductibles	• Retain first $45 million in aggregate
• $31 million for earthquakes in certain Western states	• Retain first $20 million of each loss
• $31 million for brushfires or wildfires in certain Western states	• Retain first $40 million of each loss

Note: There are many combinations of occurrences resulting in coverage up to the $50 million aggregate limit. Cincinnati Global is excluded from the treaty.

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17

FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Central Mutual A - - - CNA A A+ A2 A EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A A A2 A Liberty Mutual A A- A2 A Safeco A A- A2 A Selective A A+ A2 A United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A State Auto A- - - - Source: S&P Global Market Intelligence as of October 25, 2019. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 2.8 2.6 Ratio of closing price on 11-06-19 to latest reported tangible book value 2.4 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18